UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Principal Amount	Value

Mortgage-Backed Obligations—0.2%

Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$123,838

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	58,708	53,380

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.525%, 12/25/35[1]	96,787	93,523

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.841%, 3/25/36[1]	87,813	86,321
Series 2007-AR8, Cl. A1, 2.814%, 11/25/37[1]	67,137	59,806

Total Mortgage-Backed Obligations (Cost $399,327)		416,868

Corporate Bonds and Notes—89.2%

Consumer Discretionary—14.4%

Auto Components—0.8%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	430,000	418,773

Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,074,510

		1,493,283

Automobiles—3.7%

American Honda Finance Corp., 1.70% Sr. Unsec. Nts., 2/22/19	493,000	498,697

Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	429,009
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	731,605

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,615,000	1,650,273

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	828,000	936,559

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	420,000	426,301

Harley-Davidson Financial Services, Inc., 2.70% Sr. Unsec. Nts., 3/15/17[2]	420,000	426,113

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	469,828

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	420,000	423,673

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	529,000	538,258

		6,530,316

Diversified Consumer Services—0.5%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	898,279

Hotels, Restaurants & Leisure—0.4%

Marriott International, Inc., 6.375% Sr. Unsec. Nts., 6/15/17	380,000	399,376

McDonald’s Corp., 4.875% Sr. Unsec. Nts., 12/9/45	364,000	412,787

		812,163

Household Durables—1.7%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	330,460

Newell Brands, Inc.:
3.90% Sr. Unsec. Nts., 11/1/25	900,000	919,585
5.00% Sr. Unsec. Nts., 11/15/23[2]	829,000	876,443

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	849,000	853,245

		2,979,733

1          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media—4.0%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	$748,000	$927,075

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	399,000	430,542
6.484% Sr. Sec. Nts., 10/23/45[2]	508,000	598,434

Comcast Corp.:
3.375% Sr. Unsec. Nts., 8/15/25	650,000	694,498
4.65% Sr. Unsec. Unsub. Nts., 7/15/42	895,000	1,011,835

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	478,756

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	509,000	533,441

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	425,000	428,021

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[2]	600,000	622,420
6.10% Sr. Unsec. Nts., 2/15/18[2]	142,000	152,834

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	394,723

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	890,000	898,900

		7,171,479

Multiline Retail—0.9%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	820,000	878,425

Target Corp., 2.50% Sr. Unsec. Nts., 4/15/26	700,000	698,062

		1,576,487

Specialty Retail—1.9%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	73,000	73,147
1.625% Sr. Unsec. Nts., 4/21/19	78,000	78,150

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	854,930

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	690,000	817,949

Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46	500,000	493,594

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	612,099

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	448,334

		3,378,203

Textiles, Apparel & Luxury Goods—0.5%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	828,000	860,085

Consumer Staples—7.4%

Beverages—2.7%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	515,000	522,552
3.65% Sr. Unsec. Nts., 2/1/26	1,206,000	1,274,323
4.90% Sr. Unsec. Nts., 2/1/46	463,000	524,472

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	560,000	869,805

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	715,000	761,475

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	415,311

2          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Beverages (Continued)

Pernod Ricard SA, 2.95% Sr. Unsec. Nts., 1/15/17[2]	$430,000	$434,677

		4,802,615

Food & Staples Retailing—1.4%

CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45	560,000	659,194

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	465,000	512,964
6.50% Sr. Unsec. Nts., 6/15/17	77,000	80,998

Kroger Co. (The), 2% Sr. Unsec. Nts., 1/15/19	103,000	104,434

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,050,000	1,186,393

		2,543,983

Food Products—2.1%

Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	425,000	439,003

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	893,000	1,039,389

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	425,000	427,918

Kraft Heinz Foods Co., 5.20% Sr. Unsec. Nts., 7/15/45[2]	449,000	518,696

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	885,000	919,294

Wm Wrigley Jr Co., 2% Sr. Unsec. Nts., 10/20/17[2]	425,000	429,716

		3,774,016

Tobacco—1.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	495,000	906,894

Philip Morris International, Inc., 1.375% Sr. Unsec. Nts., 2/25/19	416,000	417,152

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	628,000	775,827

		2,099,873

Energy—5.5%

Energy Equipment & Services—1.3%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	373,000	382,734

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	465,000	480,850

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[2]	457,000	456,075
4.00% Sr. Unsec. Nts., 12/21/25[2]	897,000	958,690

		2,278,349

Oil, Gas & Consumable Fuels—4.2%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	195,484
6.20% Sr. Unsec. Nts., 3/15/40	379,000	401,295

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	714,456

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	605,000	564,695

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19[3]	378,000	378,664

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	201,000	207,543

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	90,000	99,622
5.95% Sr. Unsec. Nts., 3/15/46	330,000	400,961

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	300,000	251,440

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	369,696

3          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Enterprise Products Operating LLC: (Continued)
4.90% Sr. Unsec. Nts., 5/15/46	$325,000	$328,701

Exxon Mobil Corp., 4.114% Sr. Unsec. Nts., 3/1/46	452,000	482,965

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,215,000	1,135,370

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	294,407

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	895,000	865,784
5.45% Sr. Unsec. Nts., 10/14/21[2]	144,000	142,930

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	665,000	653,121

		7,487,134

Financials—23.8%

Capital Markets—4.3%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	330,000	333,685

Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	84,000	80,422
5.00% Sr. Unsec. Nts., 6/15/44[2]	414,000	425,937

Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 9/15/22	420,000	426,474

Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	650,000	669,720
6.25% Sr. Unsec. Nts., 2/1/41	355,000	455,005

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	295,000	290,095

Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25	282,000	265,869

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	940,000	977,793
5.00% Sub. Nts., 11/24/25	1,279,000	1,394,037

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	747,777

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	873,306

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,4]	810,000	813,078

		7,753,198

Commercial Banks—10.5%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	501,000	513,961

Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26	302,000	305,616
7.75% Jr. Sub. Nts., 5/14/38	711,000	991,876

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	506,000	514,434

BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	813,000	829,885

Branch Banking & Trust Co., 3.625% Sub. Nts., 9/16/25	1,000,000	1,049,637

Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	374,567
3.70% Sr. Unsec. Nts., 1/12/26	450,000	465,059
4.45% Sub. Nts., 9/29/27	419,000	428,462

Cooperatieve Rabobank UA, 4.375% Sub. Nts., 8/4/25	769,000	807,282

4          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Commercial Banks (Continued)

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[2]	$501,000	$513,754

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	521,119

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	629,000	624,626

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	560,050

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]	673,000	689,608

Intesa Sanpaolo SpA, 5.71% Sub. Nts., 1/15/26[2]	835,000	812,514

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S1,4	960,000	1,063,296

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,4]	105,000	113,662
6.657% Jr. Sub. Perpetual Bonds[1,2,4]	565,000	615,850

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,4]	640,000	668,800

Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	274,876

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	165,000	211,067

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	500,000	511,720

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,4]	805,000	817,075

SunTrust Banks, Inc., 2.90% Sr. Unsec. Nts., 3/3/21	763,000	776,980

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[2]	533,000	544,479

US Bancorp, 3.10% Sub. Nts., 4/27/26	530,000	533,735

US Bank NA (Cincinnati, OH), 1.45% Sr. Unsec. Nts., 1/29/18	864,000	868,902

Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26	828,000	824,401
5.90% Jr. Sub. Perpetual Bonds, Series S1,4	839,000	859,975

		18,687,268

Consumer Finance—2.0%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	867,000	884,340

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	868,000	863,632

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	748,000	742,406
3.95% Sr. Unsec. Nts., 11/6/24	473,000	474,904

Synchrony Financial:
2.70% Sr. Unsec. Nts., 2/3/20	377,000	377,345
4.25% Sr. Unsec. Nts., 8/15/24	195,000	200,424

		3,543,051

Diversified Financial Services—1.6%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	127,000	129,082

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	379,000	394,947

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	832,000	888,853

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	180,810

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	385,651

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	873,000	818,656

		2,797,999

Insurance—3.0%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	576,000	585,868

Chubb INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	428,000	451,360

5          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Insurance (Continued)

Chubb INA Holdings, Inc.: (Continued)
4.35% Sr. Unsec. Nts., 11/3/45	$343,000	$378,906

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	663,000	704,648

Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[2]	619,000	597,673

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	505,000	529,605

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,4]	633,000	617,935

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	442,721

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	706,000	730,288

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,4]	440,000	309,100

		5,348,104

Real Estate Investment Trusts (REITs)—2.2%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	361,496
5.90% Sr. Unsec. Nts., 11/1/21	520,000	596,170

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	870,000	890,663

Crown Castle International Corp., 3.40% Sr. Unsec. Nts., 2/15/21[3]	700,000	725,456

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	183,000	189,502

Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23	758,000	751,125

Welltower, Inc., 4.70% Sr. Unsec. Nts., 9/15/17	400,000	414,917

		3,929,329

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	331,000	335,913

Health Care—7.4%

Biotechnology—1.5%

AbbVie, Inc.:
1.75% Sr. Unsec. Nts., 11/6/17	430,000	432,394
3.60% Sr. Unsec. Nts., 5/14/25	528,000	554,905
4.70% Sr. Unsec. Nts., 5/14/45	211,000	224,772

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	383,025

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	482,000	510,184
5.00% Sr. Unsec. Nts., 8/15/45	126,000	138,845

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	365,000	405,645

		2,649,770

Health Care Equipment & Supplies—1.7%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	405,487

Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	975,000	1,019,009
5.125% Sr. Unsec. Nts., 1/12/17	415,000	425,697

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	484,000	554,316

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	304,000	319,235

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	348,000	358,065

		3,081,809

6          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Health Care Providers & Services—2.4%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	$759,000	$797,194

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	963,000	1,034,989

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	761,000	840,905

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	897,117

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	305,000	342,031

Quest Diagnostics, Inc., 3.50% Sr. Unsec. Nts., 3/30/25	250,000	253,915

		4,166,151

Life Sciences Tools & Services—0.7%

Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17	113,000	113,014
2.15% Sr. Unsec. Nts., 12/14/18	167,000	168,380
3.00% Sr. Unsec. Nts., 4/15/23	543,000	550,976
4.15% Sr. Unsec. Nts., 2/1/24	451,000	485,874

		1,318,244

Pharmaceuticals—1.1%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	669,000	687,211
4.75% Sr. Unsec. Nts., 3/15/45	399,000	404,955

AstraZeneca plc, 5.90% Sr. Unsec. Nts., 9/15/17	380,000	404,607

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	262,173

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	228,000	234,559

		1,993,505

Industrials—8.6%

Aerospace & Defense—2.4%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	950,000	988,809

Lockheed Martin Corp.:
3.55% Sr. Unsec. Nts., 1/15/26	225,000	241,501
3.80% Sr. Unsec. Nts., 3/1/45	400,000	405,065

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	425,000	494,156

Orbital ATK, Inc., 5.50% Sr. Unsec. Nts., 10/1/23[2]	850,000	896,750

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	235,634
4.30% Sr. Unsec. Nts., 3/1/24	427,000	451,268

United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	76,526
4.50% Sr. Unsec. Nts., 6/1/42	450,000	503,403

		4,293,112

Air Freight & Couriers—0.2%

United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	310,267

Building Products—0.5%

Owens Corning:
4.20% Sr. Unsec. Nts., 12/15/22	799,000	823,045

7          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Building Products (Continued)

Owens Corning: (Continued)
6.50% Sr. Unsec. Nts., 12/1/16	$99,000	$100,867

		923,912

Commercial Services & Supplies—1.3%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,167,545

Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	346,000	362,303

Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45	455,000	487,261

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	350,000	362,375

		2,379,484

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	387,000	391,354

Industrial Conglomerates—0.4%

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	620,000	647,335

Machinery—1.0%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	454,000	476,317

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	722,000	785,678

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	430,000	438,285

		1,700,280

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[2]	46,000	45,360

Road & Rail—2.1%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	615,000	641,561

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	349,985

ERAC USA Finance LLC:
4.50% Sr. Unsec. Nts., 2/15/45[2]	342,000	347,604
6.375% Sr. Unsec. Nts., 10/15/17[2]	356,000	380,056

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	196,000	215,587

Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[2]	883,000	909,368

Ryder System, Inc., 2.50% Sr. Unsec. Nts., 3/1/17	425,000	429,049

Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	400,000	418,528

		3,691,738

Trading Companies & Distributors—0.5%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	824,000	842,540

Information Technology—4.6%

Communications Equipment—0.4%

Cisco Systems, Inc., 2.95% Sr. Unsec. Nts., 2/28/26	700,000	731,814

Electronic Equipment, Instruments, & Components—0.5%

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	865,000	867,162

IT Services—1.4%

Automatic Data Processing, Inc., 3.375% Sr. Unsec. Nts., 9/15/25	800,000	860,156

8          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

IT Services (Continued)

International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	$950,000	$1,029,942

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	519,000	573,344

		2,463,442

Semiconductors & Semiconductor Equipment—0.6%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	885,000	1,014,077

Software—0.8%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	330,000	340,460

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	568,560

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	571,753

		1,480,773

Technology Hardware, Storage & Peripherals—0.9%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	525,000	557,271

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[2]	420,000	424,859
6.35% Sr. Unsec. Nts., 10/15/45[2]	587,000	583,265

		1,565,395

Materials—5.5%

Chemicals—2.5%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	492,000	488,772
4.125% Sr. Unsec. Nts., 3/15/35	196,000	181,194

Eastman Chemical Co., 2.40% Sr. Unsec. Nts., 6/1/17	105,000	106,083

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	427,000	430,642

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	825,000	831,188

Praxair, Inc., 3.20% Sr. Unsec. Nts., 1/30/26	500,000	530,949

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	875,000	861,855

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	225,255

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	220,778
3.95% Sr. Unsec. Nts., 1/15/26	510,000	528,869

		4,405,585

Construction Materials—0.9%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	658,000	687,401

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	806,000	824,135

		1,511,536

Containers & Packaging—1.2%

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	850,000	871,250

International Paper Co.:
3.80% Sr. Unsec. Nts., 1/15/26	250,000	261,333
4.80% Sr. Unsec. Nts., 6/15/44	230,000	233,660

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	224,662

9          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Containers & Packaging (Continued)

Packaging Corp. of America: (Continued)
4.50% Sr. Unsec. Nts., 11/1/23	$565,000	$602,353

		2,193,258

Metals & Mining—0.9%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	440,000	441,721

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	234,901

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	340,000	331,230

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	615,000	634,043

		1,641,895

Telecommunication Services—4.7%

Diversified Telecommunication Services—4.3%

AT&T, Inc.:
2.40% Sr. Unsec. Nts., 3/15/17	427,000	431,491
4.125% Sr. Unsec. Nts., 2/17/26	587,000	630,461
4.35% Sr. Unsec. Nts., 6/15/45	970,000	921,054
5.15% Sr. Unsec. Nts., 3/15/42	270,000	284,459

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	641,000	1,032,434

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	365,000	392,375

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	540,000	700,727

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	402,000	419,605
4.50% Sr. Unsec. Nts., 9/15/20	1,095,000	1,211,809
4.522% Sr. Unsec. Nts., 9/15/48	1,254,000	1,279,718
5.012% Sr. Unsec. Nts., 8/21/54	354,000	361,860

		7,665,993

Wireless Telecommunication Services—0.4%

Rogers Communications, Inc.:
3.625% Sr. Unsec. Nts., 12/15/25	249,000	264,419
6.80% Sr. Unsec. Nts., 8/15/18	400,000	444,905

		709,324

Utilities—7.3%

Electric Utilities—5.4%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	661,923

American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	344,000	355,309
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	514,847

Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	638,098

Edison International:
2.95% Sr. Unsec. Nts., 3/15/23	772,000	776,615
3.75% Sr. Unsec. Unsub. Nts., 9/15/17	356,000	367,077

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	798,000	842,465

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	326,000	337,749

10          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Electric Utilities (Continued)

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	$280,000	$336,854

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	323,000	341,693

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	340,044

Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[2]	144,000	152,072

Pacific Gas & Electric Co., 2.95% Sr. Unsec. Nts., 3/1/26	600,000	615,250

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	131,276

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	800,000	839,588

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,699,907

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	613,000	643,372

		9,594,139

Gas Utilities—0.3%

Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	455,000	468,569

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	425,000	426,141

Multi-Utilities—1.4%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	290,738

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	387,090
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	614,000	693,493

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	372,339

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	300,000	327,240

Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	359,499

		2,430,399

Total Corporate Bonds and Notes (Cost $152,661,513)		158,685,223

	Counterparty		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.1%

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[5]	BOA	USD	83.000	6/17/16	USD	1,590	206,318

11          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[5]	BOA	USD	83.000	6/17/16	USD	530	$68,773

Total Over-the-Counter Options Purchased (Cost $210,410)							275,091

	Shares

Investment Companies—9.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[6,7]	8,725,849	8,725,849

Oppenheimer Limited-Term Bond Fund, Cl. I6	1,775,601	8,114,496

Total Investment Companies (Cost $16,926,412)		16,840,345

Total Investments, at Value (Cost $170,197,662)	99.0%	176,217,527

Net Other Assets (Liabilities)	1.0	1,712,729

Net Assets	100.0%	$177,930,256

Footnotes to Statement of Investments

* April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $34,156,455 or 19.20% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Non-income producing security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2015	Gross Additions		Gross Reductions	Shares April 29, 2016 [a]

Oppenheimer Institutional Money Market Fund, Cl. E	4,011,315	88,321,547		83,607,013	8,725,849
Oppenheimer Limited-Term Bond Fund, Cl. I	633,062	1,142,539	[b]	—	1,775,601

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$8,725,849	$26,910
Oppenheimer Limited-Term Bond Fund, Cl. I	8,114,496	152,424

Total	$16,840,345	$179,334

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. All or a portion are the result of a corporate action.

12          OPPENHEIMER CORPORATE BOND FUND

7. Rate shown is the 7-day yield at period end.

Futures Contracts as of April 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	6/21/16	33	$5,389,313	$67,338
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/16	134	29,295,750	(12,293)
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/16	12	1,450,969	2,188
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	212	27,573,250	125,209

						$182,442

Over-the-Counter Options Written at April 29, 2016
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Put	BOA USD	79.000	6/17/16	USD	(530)	$21,730	$(13,229)

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Put	BOA USD	79.000	6/17/16	USD	(1,590)	55,650	(39,686)

Total Over-the-Counter Options Written						$77,380	$(52,915)

Glossary: Counterparty Abbreviations
BOA	Bank of America NA

Exchange Abbreviations
CBT	Chicago Board of Trade

13          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a subadvisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following

14          OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

15          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is

16          OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$416,868	$—	$416,868
Corporate Bonds and Notes	—	158,685,223	—	158,685,223
Over-the-Counter Options Purchased	—	275,091	—	275,091
Investment Companies	16,840,345	—	—	16,840,345

Total Investments, at Value	16,840,345	159,377,182	—	176,217,527
Other Financial Instruments:
Futures contracts	194,735	—	—	194,735

Total Assets	$17,035,080	$159,377,182	$—	$176,412,262

Liabilities Table
Other Financial Instruments:
Futures contracts	$(12,293)	$—	$—	$(12,293)
Options written, at value	—	(52,915)	$—	(52,915)

Total Liabilities	$(12,293)	$(52,915)	$—	$(65,208)

Forward currency exchange contracts and futures contracts, if any, are reported at their

17          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

18          OPPENHEIMER CORPORATE BOND FUND

4. Investments and Risks (Continued)

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$872,133

Sold securities	79,637

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but

19          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments.

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6. Use of Derivatives (Continued)

Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $49,454,954 and $31,061,459 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

$27,509 and $448 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $5,292 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of July 31, 2015	–	$–
Options written	2,120	77,380
Options closed or expired	—	–
Options exercised	—	–

Options outstanding as of April 29, 2016	2,120	$77,380

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the

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6. Use of Derivatives (Continued)

change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

23          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

At period end, the Fund has no such credit default swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are

24          OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

Federal tax cost of securities	$170,197,662
Federal tax cost of other investments	(2,475,666)

Total federal tax cost	$167,721,996

Gross unrealized appreciation	$6,799,341
Gross unrealized depreciation	(572,569)

Net unrealized appreciation	$6,226,772

26          OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016